UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2013 (November 13, 2013)

Textura Corporation
(Exact name of registrant as specified in its charter)

Commission File Number: 001-35956

Delaware	26-1212370
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1405 Lake Cook Road, Deerfield, IL 60015
(Address of principal executive offices, including zip code)

(847) 457-6500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240 13e-4(c))

Explanatory Note
This current report on Form 8-K/A is being filed solely to amend the current report on Form 8-K filed by Textura Corporation on November 18, 2013 (the “Original Filing”) to include as an exhibit under Item 9.01 the agreement and plan of merger with Latista Technologies, Inc. No other changes were made to the Original Filing.

Item 9.01     Financial Statements and Exhibits.

Exhibit No.	Description of Document

2.1	Latista Merger Agreement, dated November 13, 2013, by and between Textura Corporation, Laser Acquisition Corporation, Latista Technologies, Inc., and Shareholder Representative Services LLC*†

*    Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish a copy of any omitted schedule to the Securities and Exchange Commission upon request.
†    Textura Corporation has requested confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. The confidential portions of this exhibit have been omitted and are marked accordingly. The confidential portions have been filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 22, 2013	TEXTURA CORPORATION

	By:	/s/ Jillian Sheehan
	Name:	Jillian Sheehan
	Title:	Chief Financial Officer